STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103
                                 (215) 564-8000

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Direct Dial:(215) 564-8193


                            April 8, 1999


FILED VIA EDGAR

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:      The Barrett Funds
         Rule 497(e) Filing
         File Nos. 811-09035 and 333-65225


Dear Sir or Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, submitted electronically via EDGAR system, is a supplement dated April 8, 1999 to the December 18, 1998 Prospectus of the Barrett Growth Fund, a series of the registrant.

Please direct questions or comments relating to this filing to me at the above referenced telephone number.



                           Very truly yours,


                           Michael P. O'Hare




                               BARRETT GROWTH FUND
                        Supplement dated April 8, 1999 to
                     the Prospectus dated December 18, 1998

                     Addition to Portfolio Management Team:

Mr. Larry Seibert is a graduate of Columbia University and received his MBA from New York University. Prior to joining Barrett Associates, Mr. Seibert served from 1990 to 1998 as a Technology Analyst and Portfolio Manager at Avatar Associates, Inc., where he co-managed $3.3 billion of the firm's private client and institutional assets. Mr. Seibert began his career as an auditor at KPMG Peat Marwick in 1984, and later was a financial analyst at Goldman Sachs. He is a Chartered Financial Analyst. Mr. Seibert is a Managing Director, Portfolio Manager, and a member of Barrett Associates' research team, specializing in technology, internet/new media and telecommunications companies.